Accounts Receivable, net (Tables)	12 Months Ended
Dec. 31, 2012
Accounts Receivable, net
Schedule of allowance for doubtful accounts
	As of December 31,	As of December 31,	As of December 31,
	2010	2011	2012
	RMB	RMB	RMB
Balance at beginning of the year	41,121	6,975	32,591
Allowance made during the year	1,645	27,880	200,446
Recoveries	—	(1,542)	(13,316)
Amount written off against the allowance	(35,791)	(722)	(29,750)
Balance at end of the year	6,975	32,591	189,971